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                                                                EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated August 17, 1998 included in Ross Systems, Inc.'s Form 10-K for the year ended June 30, 1998 and to all references to our Firm included in this Registration Statement.

/s/ ARTHUR ANDERSEN LLP

Atlanta, Georgia

January 20, 1999